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                                                                   EXHIBIT 10.96

                                                                  EXECUTION COPY

                                  AMENDMENT ONE

                  AMENDMENT ONE (this "AMENDMENT") dated as of June 23, 2000 by and between Collins Trust I (the "OWNER LESSOR") and Collins Holdings EME, LLC (the "FACILITY LESSEE").

                  WHEREAS, the Owner Lessor and the Facility Lessee have entered into that certain Facility Lease Agreement (T1), dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "FACILITY LEASE").

                  WHEREAS, the Owner Lessor, the Facility Lessee, Wilmington Trust Company, Collins Generation I, LLC, Edison Mission Midwest Holdings Co., Midwest, Midwest Funding LLC, Bayerische Landesbank International S.A., Bayerische Landesbank Girozentrale and Citibank, N.A. have entered into that certain Participation Agreement, dated as of December 15, 1999 (as amended, supplemented or otherwise modified from time to time and in accordance with the provisions thereof, the "PARTICIPATION AGREEMENT").

                  WHEREAS, Midwest desires to enter into the Synthetic Lease Transaction;

                  WHEREAS, Midwest has requested, and the Owner Lessor and the Facility Lessee have agreed, to amend and waive certain provisions of the Facility Lease so as to permit the Synthetic Lease Transaction; and

                  WHEREAS, Midwest has requested, and the other parties to the Participation Agreement have agreed, in that certain Amendment Two, dated as of June 23, 2000, by and among the parties to the Participation Agreement, ("AMENDMENT TWO TO THE PARTICIPATION AGREEMENT"), to amend and waive certain provisions of the Participation Agreement so as to permit the Synthetic Lease Transaction;

                  NOW, THEREFORE, the parties hereto agree as follows:

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                  Section 1. DEFINITIONS. Except as otherwise defined in this
Amendment, terms defined in the Facility Lease are used herein (and in the introductions and recitals hereto) as defined therein.

                  Section 2. AMENDMENT TO THE FACILITY LEASE. Subject to the satisfaction of the conditions precedent specified in Section 3 below, but effective as of the Amendment Effective Date, the Facility Lease shall be amended as follows:

         (a) SECTION 16(h) of the Facility Lease shall be amended by inserting the following phrase immediately after the phrase "but excluding obligations arising under the Operative Documents" in the second line of SECTION 16(h) of the Facility Lease:

                  ", Synthetic Lease Liabilities".

         (b) SECTION 16 of the Facility Lease shall be amended by adding Section 16(u) to the Facility Lease as follows:

                  "(u) The Synthetic Lease Trust shall have commenced to exercise remedies in accordance with Section 15 of the Synthetic Lease to terminate the Synthetic Lease and repossess any of the Synthetic Lease Assets.".

                  Section 3. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following conditions precedent has been satisfied:

         (a) Delivery to the parties hereto of this Amendment duly executed and delivered by each other party hereto;

         (b) All conditions precedent contained in Section 4 of Amendment Two to the Participation Agreement have been satisfied.

                  Section 4. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Facility Lease are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by


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         signing any such counterpart.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized.

                                  COLLINS HOLDINGS EME, LLC


                                  By:  /s/ Debbie L. Keller
                                     -------------------------------------------
                                       Name:    Debbie L. Keller
                                       Title:   Vice President
                                       Date:    July 10, 2000


                                  COLLINS TRUST I

                                  By:  Wilmington Trust Company,
                                       not in its individual capacity but solely
                                       as Owner Trustee


                                  By:  /s/ James P. Lawler
                                     -------------------------------------------
                                       Name:    James P. Lawler
                                       Title:  Vice President
                                       Date:   July 10, 2000